Exhibit 99.2

Q2 2025

Supplemental Reporting Information

Abercrombie & Fitch
95

Realty. Trust.

ACADIA

Visit www.acadiarealty.com for additional investor and portfolio information.

Company Information

Acadia Realty Trust is an equity real estate investment trust that owns and operates a high-quality core real estate portfolio (“Core” or “Core Portfolio”) of street and open-air retail properties in the nation's most dynamic retail corridors, along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
Samir Khanal (646) 855-1497	Craig Mailman (212) 816-4471	Todd Thomas (917) 368-2286
samir.khanal@bofa.com	craig.mailman@citi.com	tthomas@key.com

Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
Paulina Rojas Schmidt (949) 640-8780	Kenneth Billingsley (202) 534-1393	Michael W. Mueller, CFA (212) 622-6689
projasschmidt@greenstreet.com	kbillingsley@compasspointllc.com	michael.w.mueller@jpmorgan.com

Jefferies	Truist
Linda Tsai (212) 778-8011	Ki Bin Kim, CFA (212) 303-4124
ltsai@jefferies.com	kibin.kim@truist.com

Supplemental Report June 30, 2025 – 3

Market Capitalization
(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units				Diluted EPS		Diluted FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares [2]	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	131,011			Balance at 12/31/2024	119,658	4,709	124,367
Common Operating Partnership ("OP") Units	5,206			Vesting RS and LTIPs	10	598	608
Combined Common Shares and OP Units [2]	136,217			OP Conversions	113	(113)	—
				Issuance of Shares	11,172	—	11,172
Share Price at June 30, 2025	$18.57			Other	3	—	3
				Balance at 3/31/2025	130,956	5,194	136,150	121,329	121,329	129,363	129,363
Equity Capitalization - Common Shares and OP Units	$2,529,550			Vesting RS and LTIPs	27	36	63
Preferred OP Units [3]	4,755			OP Conversions	24	(24)	—
Total Equity Capitalization	2,534,305	65%	66%	Other	4	—	4
				Balance at 6/30/2025	131,011	5,206	136,217	130,981	126,182	138,909	134,266
Debt Capitalization
Consolidated debt [4]	1,814,472
Adjustment to reflect pro-rata share of debt	(438,735)
Total Debt Capitalization	1,375,737	35%	34%

Total Market Capitalization [2]	$3,910,042	100%	100%

1.
Reflects debt net of $53,091 pro-rata share of Core Portfolio and Investment Management cash.
2.
Does not include the Common Shares sold under the Forward Equity Offerings.
3.
Represents 188 Series A and 66,519 Series C Preferred OP Units convertible into 25,067 and 230,967 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
4.
Reflects consolidated debt excluding $10,335 of unamortized premium and unamortized loan costs.

Supplemental Report June 30, 2025 – 4

Forward Equity Offerings
(in thousands)

Forward Equity Offerings	Shares	Anticipated Net Proceeds [1]

Beginning balance [2]	2,445	$55,771
Shares sold	—	—
Shares settled	—	—
Settlement adjustments	—	(235)
Ending balance [3]	2,445	$55,536

1.
Amounts received upon settlement are subject to customary adjustments in accordance with the forward sales contracts.
2.
Beginning balance reflects the last quarterly report issued on April 29, 2025.
3.
Ending balance reflects the fair value of the shares outstanding as of June 30, 2025. No shares were sold subsequent to June 30, 2025.

Supplemental Report June 30, 2025 – 5

Consolidated Statements of Operations
(in thousands)

	June 30, 2025 [1]
	Quarter	Year to Date
Revenues
Rental income [8]	$98,297	$200,937
Other	2,295	4,049
Total revenues	100,592	204,986
Expenses
Depreciation and amortization	39,269	78,709
General and administrative	11,532	23,129
Real estate taxes	13,317	26,620
Property operating	17,524	35,804
Impairment charges	18,190	24,640
Total expenses	99,832	188,902
Operating income	760	16,084
Equity in losses of unconsolidated affiliates	(4,191)	(5,904)
Interest income	6,358	12,454
Realized and unrealized holding (losses) gains on investments and other	(54)	1,567
Interest expense	(23,604)	(46,851)
Loss on change in control	—	(9,622)
Loss from continuing operations before income taxes	(20,731)	(32,272)
Income tax provision	(211)	(327)
Net loss	(20,942)	(32,599)
Net loss attributable to redeemable noncontrolling interests	1,724	3,393
Net loss attributable to noncontrolling interests	21,181	32,777
Net income attributable to Acadia shareholders	$1,963	$3,571

	June 30, 2025 [1]
	Quarter	Year to Date
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$96,550	$189,189
Straight-line rent income	156	527
Above/below-market rent income	2,290	4,488
Asset and property management fees	859	1,580
Development, construction, leasing and legal fees	737	833
Other income [8]	—	8,369
Consolidated Total GAAP Revenues	$100,592	$204,986

Reconciliation of Operating Expenses to Consolidated GAAP Property Operating Expenses
Property operating - CAM and Other	$12,926	$27,525
Other property operating (Non-CAM)	3,476	6,139
Asset and property management expense	274	607
Other	848	1,533
Consolidated Total GAAP Operating Expenses	$17,524	$35,804

Supplemental Report June 30, 2025 – 6

Consolidated Statements of Operations - Detail
(in thousands)

	June 30, 2025 [1]
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter	Year to Date
REVENUES
Minimum rents	$75,863	$148,243
Percentage rents	575	1,478
Expense reimbursements - CAM	9,749	18,837
Expense reimbursements - Taxes	9,678	19,027
Other property income	685	1,604
Total Revenues	96,550	189,189

EXPENSES
Property operating - CAM	12,926	27,525
Other property operating (Non-CAM)	3,476	6,139
Real estate taxes	13,317	26,620
Asset and property management expense	274	615
Total Expenses	29,993	60,899

NET OPERATING INCOME - PROPERTIES	66,557	128,290

OTHER INCOME (EXPENSE)
Interest income	6,358	12,454
Straight-line rent income	156	527
Above/below-market rent income	2,290	4,488
Interest expense [2]	(21,241)	(42,068)
Amortization of finance costs	(2,043)	(4,137)
Above/below-market interest expense	193	379
Finance lease interest expense	(513)	(1,025)
Other (expense) income [8]	(256)	7,903
Accelerated amortization due to early lease termination	—	(678)
Impairment charges	(18,190)	(24,640)
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	33,311	81,493

FEE AND OTHER INCOME [3]
Asset and property management fees	859	1,580
Development, construction, leasing and legal fees	737	841
Total Investment Management Fee Income	1,596	2,421

Other transactional income (expense)	(152)	—
Total Investment Management Fee Income, Net Promote and Other Transactional Income	1,444	2,421

Realized gains on marketable securities, net	5,406	5,406
Less: previously recognized unrealized gains on marketable securities sold	(5,406)	(5,406)
Unrealized gains (losses) on marketable securities	(494)	1,178
Income tax provision	(211)	(327)
Total Fee and Other Income	739	3,272

General and Administrative	(11,532)	(23,129)

Depreciation and amortization	(39,186)	(78,536)
Non-real estate depreciation and amortization	(83)	(173)
Loss on change in control	—	(9,622)
Gain (loss) before equity in earnings and noncontrolling interests	(16,751)	(26,695)

Equity in losses of unconsolidated affiliates	(4,191)	(5,904)
Noncontrolling interests (including redeemable noncontrolling interests)	22,905	36,170

NET INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$1,963	$3,571

Supplemental Report June 30, 2025 – 7

Statements of Operations – Pro-Rata Adjustments[7]
(in thousands)

	Quarter Ended June 30, 2025		Year to Date June 30, 2025
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(29,957)	$11,342	$(59,588)	$23,545
Percentage rents	(134)	52	(329)	260
Expense reimbursements - CAM	(4,582)	1,608	(9,024)	3,422
Expense reimbursements - Taxes	(3,820)	1,780	(7,493)	3,720
Other property income	(288)	87	(658)	170
Total Revenues	(38,781)	14,869	(77,092)	31,117

EXPENSES
Property operating - CAM	(5,837)	1,972	(12,615)	4,444
Other property operating (Non-CAM)	(862)	154	(1,578)	474
Real estate taxes	(5,150)	2,889	(10,183)	5,898
Asset and property management expense	(452)	393	(961)	957
Total Expenses	(12,301)	5,408	(25,337)	11,773

NET OPERATING INCOME - PROPERTIES	(26,480)	9,461	(51,755)	19,344

OTHER INCOME (EXPENSE)
Interest income	(132)	37	(236)	69
Straight-line rent income	(191)	63	(436)	278
Above/below-market rent (expense) income	(710)	643	(1,377)	1,531
Interest expense [2]	13,605	(4,855)	26,609	(9,771)
Amortization of finance costs	859	(318)	1,789	(642)
Above/below-market interest expense	(60)	—	(118)	—
Finance lease interest expense	348	(103)	694	(205)
Other (expense) income [8]	458	3	406	205
Impairment charges	14,005	—	18,872	—
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	1,702	4,931	(5,552)	10,809

FEE AND OTHER INCOME [3]
Asset and property management fees	2,635	65	5,256	198
Development, construction, leasing and legal fees	1,369	177	3,276	246
Total Investment Management Fee Income	4,004	242	8,532	444

Other transactional income (expense)	—	—	—	—
Total Investment Management Fee Income, Net Promote and Other Transactional Income	4,004	242	8,532	444

Realized gains on marketable securities, net	—	—	—	—
Less: previously recognized unrealized gains on marketable securities sold	—	—	—	—
Unrealized gains on marketable securities	—	—	—	—
Income tax provision	98	(5)	149	(36)
Total Fee and Other Income	4,102	237	8,681	408

General and Administrative	847	(432)	1,625	(679)

Depreciation and amortization	15,511	(7,990)	30,769	(15,505)
Non-real estate depreciation and amortization	—	—	—	—
Loss (gain) on disposition of properties	851	(937)	851	(937)
Gain (loss) before equity in earnings and noncontrolling interests	23,013	(4,191)	36,374	(5,904)

Equity in losses of unconsolidated affiliates	—	—	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(108)	—	(204)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$22,905	$(4,191)	$36,170	$(5,904)

Supplemental Report June 30, 2025 – 8

Balance Sheet
(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Buildings and improvements	$3,398,124	Components of Real estate under development:
Tenant improvements	326,565	Core	$120,184
Land	1,127,913	Fund III	33,012
Construction in progress	29,477	Total	$153,196
Right-of-use assets - finance leases	61,366
	4,943,445
Less: Accumulated depreciation and amortization	(980,639)
Operating real estate, net	3,962,806
Real estate under development	153,196	Summary of other assets, net:
Net investments in real estate	4,116,002	Deferred charges, net	$40,915
Notes receivable, net ($1,704 of allowance for credit losses)	154,682	Accrued interest receivable	9,048
Investments in and advances to unconsolidated affiliates	172,418	Due from seller	2,010
Lease intangibles, net	131,572	Prepaid expenses	14,364
Other assets, net	88,026	Other receivables	6,155
Right-of-use assets - operating leases, net	25,609	Income taxes receivable	1,280
Cash and cash equivalents	42,780	Corporate assets, net	500
Restricted cash	25,029	Deposits	1,149
Marketable securities	10,908	Derivative financial instruments	12,605
Straight-line rents receivable, net	42,858	Total	$88,026
Rents receivable, net	18,241
Assets of properties held for sale	47,444
Total assets	$4,875,569

Liabilities:
Mortgage and other notes payable, net	$1,007,588
Unsecured notes payable, net	743,049
Unsecured line of credit	53,500
Accounts payable and other liabilities	172,009	Summary of accounts payable and other liabilities:
Lease liabilities - operating leases	27,980	Lease liability - finance leases, net	$31,751
Dividends and distributions payable	27,748	Accounts payable and accrued expenses	81,903
Lease intangibles, net	98,976	Deferred income	30,370
Distributions in excess of income from, and investments in, unconsolidated affiliates	17,223	Tenant security deposits, escrow and other	25,149
Liabilities of properties held for sale	163	Derivative financial instruments	2,836
Total liabilities	2,148,236	Total	$172,009
Commitments and contingencies
Redeemable noncontrolling interests	21,174
Equity:
Acadia Shareholders' Equity
Common shares	131
Additional paid-in capital	2,707,218
Accumulated other comprehensive income	19,982
Distributions in excess of accumulated earnings	(458,205)
Total Acadia shareholders’ equity	2,269,126
Noncontrolling interests	437,033
Total equity	2,706,159
Total liabilities, redeemable noncontrolling interests, and equity	$4,875,569

Supplemental Report June 30, 2025 – 9

Balance Sheet – Pro-rata Adjustments[7]
(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Buildings and improvements	$(823,287)	$241,292
Tenant improvements	(67,522)	16,426
Land	(210,582)	59,683
Construction in progress	(6,457)	5,157
Right-of-use assets - finance leases	(22,571)	21,961
	(1,130,419)	344,519
Less: Accumulated depreciation and amortization	182,717	(65,545)
Operating real estate, net	(947,702)	278,974
Real estate under development	(24,911)	2,217
Net investments in real estate	(972,613)	281,191
Notes receivable, net	84,148	—
Investments in and advances to unconsolidated affiliates	(51,350)	(116,262)
Lease intangibles, net	(32,504)	9,604
Other assets, net	38,981	5,689
Right-of-use assets - operating leases, net	(1,392)	—
Cash and cash equivalents	(17,106)	6,011
Restricted cash	(8,449)	4,825
Marketable securities	—	—
Straight-line rents receivable, net	(11,350)	5,138
Rents receivable, net	(5,719)	1,109
Assets of properties held for sale	(35,801)	—
Total assets	$(1,013,155)	$197,305

Liabilities:
Mortgage and other notes payable, net	$(602,658)	$172,957
Unsecured notes payable, net	—	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(52,674)	30,385
Lease liabilities - operating leases	(1,463)	4
Dividends and distributions payable	-	-
Lease intangibles, net	(29,126)	11,184
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(17,225)
Liabilities of properties held for sale	(123)	—
Total liabilities	(686,044)	197,305
Acadia Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(327,111)	—
Total equity	(327,111)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(1,013,155)	$197,305

Supplemental Report June 30, 2025 – 10

Notes to Financial Statements

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $3.1 million and $5.4 million, or $2.5 million and $4.2 million at the Company’s pro rata share, for the three and six months ended June 30, 2025, respectively.
3.
Refer to Fee Income Detail page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated Core properties but also includes Investment Management assets that are held off-balance sheet), of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the (loss) income allocable to Operating Partnership Units of $0.1 million and $0.2 million for the three and six months ended June 30, 2025, respectively.
7.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds II, III, IV & V) and (b) non-wholly owned Core assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.
8.
The Company recognized approximately $8.4 million of income related to its terminated lease with Whole Foods at City Center in San Francisco, CA during the first quarter, which is included in Other (expense) income for the six months ended June 30, 2025.

Supplemental Report June 30, 2025 – 11

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
(in thousands, except per share amounts)

	Quarter Ended		Year to Date	Quarter Ended	Year to Date
	March 31, 2025	June 30, 2025	June 30, 2025	June 30, 2024	June 30, 2024
Funds from operations ("FFO"):
Net Income (Loss) attributable to Acadia	$1,608	$1,963	$3,571	$1,443	$4,712
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	31,607	31,665	63,272	26,291	53,378
Loss on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	—	86	86	568	843
Impairment charges (net of noncontrolling interest share other than Common OP Units)	1,583	4,185	5,768	—	—
Loss on change in control (net of noncontrolling interest share other than Common OP Units)	9,622	—	9,622	—	—
Income attributable to noncontrolling interests' share in Operating Partnership	163	175	338	187	513
FFO to Common Shareholders and Common OP Unit holders - Diluted	$44,583	$38,074	$82,657	$28,489	$59,446

Add back: acquisition costs	526	152	678	—	—
Unrealized holding (gain) loss	(1,672)	494	(1,178)	2,308	4,323
Realized gain	—	5,406	5,406	3,586	7,580
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$43,437	$44,126	$87,563	$34,383	$71,349

Adjusted Funds from operations ("AFFO"):
FFO	$44,583	$38,074	$82,657	$28,489	$59,446
Unrealized holding (gain) loss	(1,672)	494	(1,178)	2,308	4,323
Realized gain	—	5,406	5,406	3,586	7,580
Straight-line rent, net	(341)	(28)	(369)	(977)	(1,173)
Above/below-market rent	(2,419)	(2,223)	(4,642)	(1,316)	(2,491)
Amortization of finance costs	1,488	1,502	2,990	1,540	2,636
Above/below-market interest	(128)	(133)	(261)	(109)	(152)
Non-real estate depreciation	90	83	173	91	182
Stock-based compensation	2,400	2,888	5,288	2,406	6,344
Leasing commissions	(1,343)	(2,456)	(3,799)	(1,362)	(1,922)
Tenant improvements	(4,881)	(10,014)	(14,895)	(907)	(2,119)
Maintenance capital expenditures	(1,021)	(1,752)	(2,773)	(2,143)	(3,783)
AFFO to Common Shareholders and Common OP Unit holders	$36,756	$31,841	$68,597	$31,606	$68,871

Total weighted-average diluted shares and OP Units	129,363	138,909	134,266	111,837	111,096

Diluted FFO per Common share and OP Unit:
FFO	$0.34	$0.27	$0.62	$0.25	$0.54

FFO before Special Items	$0.34	$0.32	$0.65	$0.31	$0.64

1.
The Company defines Special Items to include (i) unrealized holding losses or gains on investments and (ii) other costs that do not occur in the ordinary course of the Company's underwriting and investing business.

Supplemental Report June 30, 2025 – 12

EBITDA
(in thousands)

	Quarter Ended		Year to Date
	June 30,		June 30,
	2025	2024	2025	2024

Net income (loss) attributable to Acadia shareholders	$1,963	$1,443	$3,571	$4,712

Adjustments: [1]
Depreciation and amortization	31,748	26,382	63,445	53,560
Interest expense	12,491	13,498	25,230	27,339
Amortization of finance costs	1,502	1,540	2,990	2,636
Above/below-market interest	(133)	(109)	(261)	(152)
Loss on disposition of properties	86	568	86	843
Unrealized holding (gain) loss on investment in Albertsons and other	494	2,308	(1,178)	4,323
Realized gain	5,406	3,586	5,406	7,580
Provision for income taxes	118	87	214	141
Impairment charges	4,185	—	5,768	—
Loss on change in control	—	—	9,622	—
Noncontrolling interest - OP	108	103	204	306
EBITDA	$57,968	$49,406	$115,097	$101,288

Less: Realized gain	(5,406)	(3,586)	(5,406)	(7,580)
EBITDA excluding realized gains	$52,562	$45,820	$109,691	$93,708

1.
These amounts represent the Company’s pro-rata share of consolidated and unconsolidated investments.

Supplemental Report June 30, 2025 – 13

Core Portfolio – Same Property Performance [1]
(in thousands)

	Quarter Ended June 30,			Year to Date June 30,		Change
	2025	2024	Change Favorable/ (Unfavorable)	2025	2024	Favorable/ (Unfavorable)

Summary
Minimum rents	$37,669	$36,642	2.8%	$74,460	$73,240	1.7%
Expense reimbursements	9,757	9,126	6.9%	19,496	18,225	7.0%
Other property income	683	858	(20.4)%	1,789	1,606	11.4%

Total Revenue	48,109	46,626	3.2%	95,745	93,071	2.9%

Expenses
Property operating - CAM & Real estate taxes	12,156	11,929	(1.9)%	24,578	24,495	0.3%
Other property operating (Non-CAM)	1,476	1,599	7.7%	2,849	2,975	(4.2)%

Total Expenses	13,632	13,528	(0.8)%	27,427	27,470	(0.2)%

Same Property NOI - Core properties	$34,477	$33,098	4.2%	$68,318	$65,601	4.1%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	4,152	1,941		7,041	5,392
Core NOI	$38,629	$35,039		$75,359	$70,993

Other same property information
Physical Occupancy at the end of the period	92.1%	92.0%
Leased Occupancy at the end of the period	94.7%	95.0%

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.

Supplemental Report June 30, 2025 – 14

Fee Income Detail [1]
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other [2]	Total
Year to Date June 30, 2025
Asset and property management fees	$184	$48	$1,002	$4,306	$1,494	$7,034
Transactional fees	123	159	416	2,854	811	4,363
Total fees	$307	$207	$1,418	$7,160	$2,305	$11,397

Quarter Ended June 30, 2025
Asset and property management fees	$91	$26	$498	$2,156	$788	$3,559
Transactional fees	96	123	266	1,083	723	2,291
Total fees	$187	$149	$764	$3,239	$1,511	$5,850

Quarter Ended March 31, 2025
Asset and property management fees	$93	$22	$504	$2,150	$706	$3,475
Transactional fees	27	36	150	1,771	88	2,072
Total fees	$120	$58	$654	$3,921	$794	$5,547

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.
2.
Other includes fees generated from non-wholly owned joint ventures (within both Core and Investment Management) as well as third-party managed assets.
(1)

Supplemental Report June 30, 2025 – 15

Structured Financing Portfolio
(in thousands)

	March 31, 2025			Quarter Ended June 30, 2025
	Principal	Accrued	Ending		Repayments/	Current	Accrued		Ending	Stated Interest	Effective Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions	Principal	Interest		Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809		$63,610	5.99%	6.39%	Sept 2025

Other notes [2]	153,034	57,181	210,215	28,630	—	181,664	35,482	[4]	217,146	10.99%	11.10%	July 2025 - Dec 2027

Total Core notes receivable	$212,835	$60,990	$273,825	$28,630	$—	$241,465	$39,291		$280,756	9.75%	9.94%

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$241,465
Allowance for credit loss [5]						(2,635)
Total pro-rata Notes Receivable						$238,830

1.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at June 30, 2025.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
3.
Certain first mortgage notes have extension options subject to customary conditions.
4.
The decrease in the accrued interest balance includes a $25.3 million repayment during the period. Refer to Footnote 2 in the Company’s 10-Q for the period ended June 30, 2025.
5.
Allowance for credit loss includes the $0.9 million allowance for credit loss related to the City Point Loan which is classified as redeemable noncontrolling interests in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Report June 30, 2025 – 15

Transactional Activity
(in thousands)

Property Acquisitions and Dispositions
Property Name	Location	Date of Transaction	Transaction Amount [1]	Ownership % [2]	Investment Management Share	Acadia Share

ACQUISITIONS [3]

CORE:
106 Spring Street	New York, NY	January 2025	$55,137	100.00%	$—	$55,137
73 Wooster Street	New York, NY	January 2025	25,459	100.00%	—	25,459
Renaissance Portfolio	Georgetown, Washington D.C.	January 2025	245,700	48.00%	—	117,936
95, 97 and 107 North 6th Street [3]	Williamsburg Brooklyn, NY	April 2025	59,668	100.00%	—	59,668
85 5th Avenue [3]	New York, NY	April 2025	47,014	100.00%	—	47,014
70 and 93 North 6th Street	Williamsburg Brooklyn, NY	June 2025	50,323	100.00%	—	50,323
			483,301		—	355,537

INVESTMENT MANAGEMENT:
OTHER CO-INVESTMENT VEHICLES:
Pinewood Square [4]	Lake Worth, FL	March 2025	68,207	100.00%	—	68,207
TOTAL ACQUISITIONS			$551,508		$—	$423,744

DISPOSITIONS

INVESTMENT MANAGEMENT:
FUND IV:
Eden Square	Bear, DE	June 2025	28,040	90.00%	25,236	5,835
TOTAL DISPOSITIONS			$28,040		$25,236	$5,835

Structured Financing Activity
Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [2]	Investment Management Share	Acadia Share

Georgetown Renaissance - NCI Holder [5]	Other Loan	January 2025	$18,277	100.00%	$—	$18,277
850 Third Avenue	Mezzanine Loan	April 2025	28,465	100.00%	—	28,465
			$46,742		$—	$46,742

1.
Transaction amounts include capitalized costs, where applicable. Refer to Note 2 in the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
2.
Ownership percentages for those properties in Funds II, III, IV, and V within our Investment Management platform represent the respective Investment Management’s ownership, not the Company’s proportionate share.
3.
97 North 6th Street and 85 5th Avenue were acquired with executed leases in place, which have not yet commenced. It is anticipated that the leases will commence late in the second half of 2025. Prior to rent commencement, the Company will capitalize interest on qualifying assets. Accordingly, these properties were classified as pre-stabilized (refer to the Development and Redevelopment Activity page), and the expected ABR of approximately $2.0 million has been excluded from our SNO pipeline.
4.
The Company intends to bring in a strategic institutional investor to complete the capitalization of this property. No assurances can be given that the Company will successfully identify and close on such a transaction.
5.
The Company paid down approximately $57.1 million of an assumed mortgage within the Renaissance Portfolio. This amount represents its noncontrolling interest holders’ 32% share of such payment.

Supplemental Report June 30, 2025 – 16

2025 Revised Guidance

The Company has maintained its NAREIT FFO and FFO Before Special items per diluted share revised 2025 annual guidance and has updated its annual 2025 Net earnings per diluted share as follows:

	2025 Guidance
	Revised	Prior[1]

Net earnings per share attributable to Common Shareholders	$0.09 to $0.13	$0.12 to $0.16
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share other than Common OP Units)	1.00	1.00
Impairment charges (net of noncontrolling interest share other than Common OP Units)	0.04	0.01
Loss on change in control	0.08	0.08
Noncontrolling interest in Operating Partnership	0.01	0.01
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.22 to $1.26	$1.22 to $1.26
Net unrealized holding loss [2]	(0.01)	(0.01)
Funds from Operations Before Special Items and Realized Gains per share attributable to Common Shareholders and Common OP Unit holders	$1.21 to $1.25	$1.21 to $1.25
Realized gains and promotes [3]	0.11 to 0.14	0.11 to 0.14
Funds from Operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.32 to $1.39	$1.32 to $1.39

1.
As disclosed in the Company’s April 29, 2025 earnings release.
2.
This represents the actual unrealized mark-to-market holdings gain related to the Company's investment in Albertsons, which was recognized in NAREIT FFO for the six months ended June 30, 2025. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e., changes in share price) on Albertsons in its 2025 guidance assumptions.
3.
It is the Company's policy to exclude unrealized gains and losses from FFO Before Special items and to include realized gains related to the Company's investment in Albertsons. The Company recognized $0.04 of realized gains for the three months ended June 30, 2025. The Company reaffirms its prior guidance of $16-$19 million of realized gains and promotes.

Supplemental Report June 30, 2025 – 17

18

9

Net Asset Valuation Information
(in thousands)

	CORE	FUND II [3]	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]	Total Investment Management

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%	5% to 20%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income [2]	$38,629	N/A3	$127	$732	$5,171	$2,191	$8,221
Less:
Net operating loss (income) from properties sold or assets held for sale	—	N/A3	(127)	(187)	—	—	(314)
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4]	(2,899)	N/A 3	—	—	—	—	—
Net Operating Income of stabilized assets	$35,730	N/A 3	$—	$545	$5,171	$2,191	$7,907

Costs to Date (Pro-Rata)
Assets held for sale	$—	N/A [3]	$11,643	$—	$—	$—	$11,643
Pre-stabilized assets [4]	477,553	N/A [3]	—	31,097	—	—	31,097
Development and redevelopment projects [6]	473,300	N/A 3	8,100	27,800	—	—	35,900
Total Costs to Date	$950,853	N/A 3	$19,743	$58,897	$—	$—	$78,640

Debt (Pro-Rata)	$1,081,290	$79,888	$8,098	$28,352	$147,759	$30,350	$294,447

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the Core and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. Amounts omitted as only remaining asset is City Point.
4.
Pre-stabilized assets consist of the following projects for Core: Route 6 Mall, Mad River, 664 N. Michigan Avenue, 651-671 West Diversey, 2323-2409 Henderson Avenue, City Center, 97 North 6th Street, and 85 5th Avenue; Fund II: City Point; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.
5.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue, Walk at Highwoods Preserve, the LINQ Promenade and Pinewood Square (wholly-owned as of June 30, 2025).
6.
Refer to Development and Redevelopment Activity page for projects.

Supplemental Report June 30, 2025 – 18

19

Selected Financial Ratios
(in thousands, except per share amounts)

	Quarter Ended June 30,				Year to Date June 30,					Quarter Ended June 30,
COVERAGE RATIOS [1]	2025		2024		2025		2024		LEVERAGE RATIOS	2025		2024
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA[1] divided by:	$57,968		$49,406		$115,097		$85,016		Debt + Preferred Equity (Preferred OP Units)	$1,380,492		$1,307,245
Interest expense	12,491		13,498		25,230		18,578		Total Market Capitalization	3,910,042		3,278,642
Principal Amortization	935		3,443		2,448		5,519		Debt + Preferred Equity/
Preferred Dividends[2]	67		84		134		207		Total Market Capitalization	35%		40%
Fixed-Charge Coverage Ratio - Core Portfolio and Investment Management	4.3	x	2.9	x	4.1	x	3.5	x
									Net debt + Preferred Equity [4]	$1,271,865		$1,263,821
Payout Ratios									Total Market Capitalization	3,910,042		3,278,642
									Net Debt + Preferred Equity/
Dividends declared (per share/OP Unit)	$0.20		$0.18		$0.40		$0.36		Total Market Capitalization	33%		39%

Dividends (Shares) & Distributions (OP Units) declared	$27,649		$20,176		$55,285		$40,197
FFO [3]	38,074		28,489		82,657		59,446
FFO Payout Ratio	73%		71%		67%		68%		Debt/EBITDA Ratios

AFFO [3]	31,841		31,606		68,597		68,871		Net debt [4]	1,267,110		1,258,096
AFFO Payout Ratio	87%		64%		81%		58%		EBITDA	231,033		200,100
									EBITDA excluding Realized Gains	225,627		185,348
FFO Before Special Items	44,126		34,383		87,563		71,349		Net Debt/EBITDA - Core and Investment Management	5.5	x	6.3	x
FFO Before Special Items Payout Ratio	63%		59%		63%		56%		Net Debt/EBITDA excluding Realized Gains - Core and Investment Management	5.6	x	6.8	x

	EBITDA
	Year to Date	Year to Date
Reconciliation of EBITDA to Annualized EBITDA	June 30, 2025	December 31, 2024

Year to Date EBITDA as reported	$115,097	$206,274
Add: Projected EBITDA [5]	115,936	—
Annualized EBITDA	231,033	206,274

Year to Date Realized gain as reported	5,406	14,188
Year to Date EBITDA excluding realized gains	$225,627	$192,086

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

1.
See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
2.
Represents preferred distributions on Preferred Operating Partnership Units.
3.
See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to Net Income attributable to Acadia.
4.
Net debt is calculated by deducting the current Core Portfolio, along with the pro-rata share of Investment Management’s cash and restricted cash balances as of period-end. It also includes the estimated proceeds from the physical settlement of forward sales agreements, assuming such settlement were to occur.
5.
Annualized EBITDA does not include the annualized impact of acquisitions completed in the quarter or anticipated realized gains and promote.

Supplemental Report June 30, 2025 – 19

20

Portfolio Debt – Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio		Investment Management		Total						Reconciliation to Consolidated Debt as Reported
Debt Type	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Swap Notional	Adjusted Debt Total	Interest Rate	%	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$271,675	3.4	$21,904	2.6	$293,579	3.4	$977,040	$1,270,619		92%	$226,944	$(135,016)	$1,362,547
Variable-Rate Debt [5]	809,615	3.3	272,543	1.1	1,082,158	2.8	(977,040)	105,118		8%	378,159	(31,352)	451,925

Total	$1,081,290	3.3	$294,447	1.2	$1,375,737	2.9	$—	$1,375,737	4.7%	100%	$605,103	$(166,368)	1,814,472

Unamortized premium					1,002								1,378
Net unamortized loan costs					(10,836)								(11,713)
Contingent loan obligation					8,533								—
Total					$1,374,436								$1,804,137

1.
Fixed-rate debt includes notional principal fixed through swap transactions. The interest rate includes the impact of swaps; refer to the Swap Interest Rate Summary page.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Supplemental Report June 30, 2025 – 20

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2025	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt

840 N. Michigan Avenue [2]		$30,000	94.35%	$28,305	N/A	12/10/26	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	1x60 mos.
$20M Senior Note, Series A		20,000	100.00%	20,000	5.86%	08/21/27	None
Georgetown Portfolio (2008 Investment)		13,698	50.00%	6,849	4.72%	12/10/27	None
555 9th Street		57,500	100.00%	57,500	3.99%	01/01/28	1x24 mos.
State & Washington		20,331	100.00%	20,331	4.40%	09/05/28	None
$80M Senior Note, Series B		80,000	100.00%	80,000	5.94%	08/21/29	None
North & Kingsbury		9,707	100.00%	9,707	4.01%	11/05/29	None
151 N. State Street		11,635	100.00%	11,635	4.03%	12/01/29	None
Concord & Milwaukee		2,154	100.00%	2,154	4.40%	06/01/30	None
Gotham Plaza		28,000	49.00%	13,720	5.90%	10/05/34	None
California & Armitage		1,974	100.00%	1,974	5.89%	04/15/35	None
Sub-Total Fixed-Rate Debt		300,999		271,675

Variable-Rate Debt

Georgetown Portfolio (2016 Investment)		102,000	68.00%	69,365	SOFR+1.55%	11/06/26	2x12 mos.
Crossroads Shopping Center		75,000	49.00%	36,750	SOFR+1.95%	11/04/29	2x12 mos.
Revolving Credit Facility [3]		53,500	100.00%	53,500	SOFR+1.25%	04/15/28	2x6 mos.
Term Loan		400,000	100.00%	400,000	SOFR+1.40%	04/15/28	2x6 mos.
$75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.75%	07/29/29	None
$250 Million Term Loan [4]		175,000	100.00%	175,000	SOFR+1.20%	05/29/30	None
Sub-Total Variable-Rate Debt		880,500		809,615
Total Debt - Core Portfolio		$1,181,499		$1,081,290

INVESTMENT MANAGEMENT

Fixed-Rate Debt

650 Bald Hill Road	Fund IV	$14,782	20.81%	$3,077	3.75%	06/01/26	None
Shoppes at South Hills	Fund V	32,640	18.09%	5,904	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Canton Marketplace	Fund V	34,460	20.10%	6,926	6.29%	06/01/28	None
Sub-Total Fixed-Rate Debt		107,821		21,904

Variable-Rate Debt [1]

City Point	Fund II	137,484	58.10%	79,888	SOFR+2.61%	08/01/25	1x12 mos.
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/25	2x12 mos.
640 Broadway	Fund III	33,000	24.54%	8,098	SOFR+3.75%	10/01/25	3x12 mos.
1964 Union	Fund IV	1,317	20.81%	274	SOFR+2.25%	10/01/25	None
Tri-City Plaza	Fund V	35,297	18.09%	6,385	SOFR+2.00%	10/18/25	None
Lincoln Commons	Fund V	35,301	20.10%	7,095	SOFR+3.10%	11/25/25	1x24 mos.
717 N Michigan Avenue	Fund IV	46,000	23.12%	10,635	SOFR+3.33%	12/09/25	None
Frederick County Square	Fund V	24,604	18.09%	4,451	SOFR+2.51%	01/01/26	None
Hiram Pavilion	Fund V	26,777	20.10%	5,382	SOFR+2.30%	03/05/26	1x12 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	36,200	23.12%	8,369	SOFR+2.15%	03/31/26	None
Midstate Mall	Fund V	50,200	20.10%	10,090	SOFR+2.50%	04/28/26	1x12 mos.
New Towne Center	Fund V	15,882	20.10%	3,192	SOFR+2.20%	05/01/26	None
Fairlane Green	Fund V	31,329	20.10%	6,297	SOFR+2.30%	06/05/26	None
Trussville Promenade	Fund V	27,928	20.10%	5,613	SOFR+2.30%	06/15/26	None
Hickory Ridge	Fund V	26,278	20.10%	5,282	SOFR+2.30%	10/05/26	1x12 mos.
Monroe Marketplace	Fund V	25,300	20.10%	5,085	SOFR+2.76%	11/12/26	None
Maple Tree Place	Fund V	45,721	20.10%	9,190	SOFR+2.85%	02/14/27	2x12 mos.
Wood Ridge Plaza	Fund V	36,188	18.09%	6,546	SOFR+2.90%	03/21/27	None
La Frontera	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Landstown Commons	Fund V	58,376	20.10%	11,734	SOFR+2.20%	10/24/27	2x12 mos.
Riverdale FC	Fund V	38,104	17.97%	6,849	SOFR+2.46%	11/01/27	None

Supplemental Report June 30, 2025 – 21

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2025	Percent	Amount	Rate	Maturity Date	Options
LINQ Promenade	IMP	175,000	15.00%	26,250	SOFR+1.75%	12/12/27	1x24 mos.
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	SOFR+2.10%	12/20/27	2x12 mos.
Elk Grove Commons	Fund V	41,000	20.10%	8,241	SOFR+2.00%	12/20/27	1x12 mos.
Palm Coast Landing	Fund V	26,085	20.10%	5,243	SOFR+2.15%	02/01/28	None
Mohawk Commons	Fund V	39,472	18.09%	7,141	SOFR+2.00%	03/01/28	None
The Walk at Highwoods Preserve	IMP	20,500	20.00%	4,100	SOFR+2.50%	10/25/28	1x12 mos.

Sub-Total Variable-Rate Debt		1,143,936		272,543
Total Debt - Investment Management		1,251,757		294,447
Total Debt - Core Portfolio and Investment Management		$2,433,256		$1,375,737

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and fixed base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. Following the modification of the loan in December 2023, the effective interest rate for GAAP purposes is zero.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
The Company has the ability to draw an additional $75 million under this facility.

Supplemental Report June 30, 2025 – 22

Future Debt Maturities [1]
(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025 (Remainder)	$1,373	$—	$1,373	$1,200	$—	$—	$1,200	N/A	N/A
2026	5,419	132,000	137,419	5,041	28,305	69,365	102,711	—	1.55%
2027	5,267	57,537	62,804	4,954	45,053	—	50,007	4.91%	N/A
2028	1,901	523,861	525,762	1,867	70,359	453,500	525,726	4.10%	1.38%
2029	1,887	246,338	248,225	1,539	97,088	111,383	210,010	5.54%	1.82%
Thereafter	1,296	204,620	205,916	1,296	15,340	175,000	191,636	5.72%	1.20%
Total	$17,143	$1,164,356	$1,181,499	$15,897	$256,145	$809,248	$1,081,290

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025 (Remainder)	$3,779	$320,177	$323,956	$735	$—	$118,764	$119,499	N/A	2.76%
2026	5,331	275,931	281,262	1,027	2,992	53,175	57,194	3.75%	2.37%
2027	6,439	465,780	472,219	1,198	—	82,142	83,340	N/A	2.23%
2028	508	173,812	174,320	97	18,391	15,926	34,414	5.97%	2.17%
2029	—	—	—	—	—	—	—	N/A	N/A
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$16,057	$1,235,700	$1,251,757	$3,057	$21,383	$270,007	$294,447

1.
Does not include any applicable extension options or subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report June 30, 2025 – 23

Future Debt Maturities – As Extended [1]
(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025 (Remainder)	$1,373	$—	$1,373	$1,200	$—	$—	$1,200	N/A	N/A
2026	5,419	30,000	35,419	5,041	28,305	—	33,346	—	N/A
2027	5,267	32,401	37,668	4,954	26,201	—	31,155	5.57%	N/A
2028	1,901	119,862	121,763	1,867	17,862	69,365	89,094	4.40%	1.55%
2029	1,887	625,587	627,474	1,539	97,088	528,500	627,127	5.54%	1.43%
Thereafter	1,296	356,506	357,802	1,296	86,692	211,380	299,368	4.32%	1.33%
Total	$17,143	$1,164,356	$1,181,499	$15,897	$256,148	$809,245	$1,081,290

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025 (Remainder)	$3,779	$82,436	$86,215	$735	$—	$17,262	$17,997	N/A	2.82%
2026	5,331	311,681	317,012	1,027	2,992	112,612	116,631	3.75%	2.54%
2027	6,439	293,990	300,429	1,198	—	56,537	57,735	N/A	2.63%
2028	508	195,954	196,462	97	12,718	28,165	40,980	5.98%	2.52%
2029	—	351,639	351,639	—	5,673	55,431	61,104	5.95%	2.11%
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$16,057	$1,235,700	$1,251,757	$3,057	$21,383	$270,007	$294,447

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

.

Supplemental Report June 30, 2025 – 24

Swap Interest Rate Summary [1]
(in thousands)

Maturity	Acadia's Pro-rata Notional Amount	Weighted Average Fixed SOFR [2]
July 2025	$12,856	4.3%
October 2025	6,385	4.2%
March 2026	5,382	4.5%
April 2026	11,020	2.9%
May 2026	3,193	3.5%
June 2026	6,296	1.2%
October 2026	5,282	3.7%
November 2026	90,021	4.0%
December 2026	6,010	4.3%
June 2027	5,020	3.4%
July 2027	125,000	2.1%
December 2027	118,289	2.7%
February 2028	5,243	3.4%
March 2028	57,141	2.8%
April 2028	75,000	3.3%
June 2028	50,000	2.9%
February 2029	50,000	1.4%
June 2029	25,000	0.5%
July 2029	25,000	0.1%
October 2029	4,100	3.7%
November 2029	36,750	3.8%
December 2029	79,052	3.5%
April 2030	50,000	3.1%
July 2030	125,000	2.7%
Total	$977,040	2.8%

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps to hedge against interest variability on Core and Investment Management debt.
2.
Represents strike (fixed) rate on the swap that the Company pays in exchange for receiving SOFR.

Supplemental Report June 30, 2025 – 25

Core Portfolio Retail Properties – Detail [1]

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, Reformation, Veronica Beard, St. Laurent, Brandy Melville	2011 2012	100.0%	40,590	—	—	40,590	68.2%	—%	—%	68.2%	93.0%	$6,780,912	$245.06
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's	2011 2012	100.0%	53,099	—	—	53,099	79.9%	—%	—%	79.9%	89.0%	1,908,428	45.00
Halsted and Armitage Collection (13 properties)	Serena and Lily, Faherty, Jenny Kayne, Warby Parker, Kiehl's, Solidcore, Rails	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	91.7%	—%	—%	91.7%	100.0%	2,622,804	53.73
North Lincoln Park Chicago Collection (6 properties)	Guitar Center, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	13.6%	—%	77.6%	49.2%	49.2%	905,781	36.88
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,768,673	42.33
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,981,292	47.41
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	88.6%	—%	—%	88.6%	88.6%	432,125	37.11
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	72.7%	72.7%	84.8%	706,210	53.12
Roosevelt Galleria	Petco, Vitamin Shoppe, Dollar Tree	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	823,131	24.15
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	82.2%	—%	—%	82.2%	83.8%	5,435,325	37.55
				492,939	—	84,066	577,005	83.8%	—%	82.0%	83.5%	87.7%	$25,937,682	$53.84
New York Metro
Soho Collection/West Village (19 properties)	Reiss, Vuori, Zimmermann, Madewell, John Varvatos Watches of Switzerland, Stone Island, Frame, Theory, Bang & Olufsen, Marine Layer	2011 2014 2019 2020 2022 2024 2025	100.0%	69,643	—	—	69,643	94.1%	—%	—%	94.1%	96.3%	$21,058,971	$321.34
5-7 East 17th Street	—	2008	100.0%	8,658	—	—	8,658	47.1%	—%	—%	47.1%	100.0%	600,000	147.09
200 West 54th Street	—	2007	100.0%	5,932	—	—	5,932	90.7%	—%	—%	90.7%	90.7%	1,509,127	280.51
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	Wingstop	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	504,192	34.01

Supplemental Report June 30, 2025 – 26

Core Portfolio Retail Properties – Detail [1]

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Greenwich/Westport Collection (4 properties)	Veronica Beard, The RealReal, Blue Mercury, Splendid, Swarvoski, Watches of Switzerland	1998 2012 2014	89.5%	39,593	—	—	39,593	100.0%	—%	—%	100.0%	100.0%	4,515,709	114.05
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,131,422	27.87
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	881,322	433.94
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,499,171	180.60
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,297,818	44.58
Williamsburg Bedford Avenue Collection [3]	Sephora, SweetGreen, Levain Bakery, Lululemon, Madewell, Alo Yoga	2022	100.0%	50,842	—	—	50,842	88.2%	—%	—	88.2%	92.9%	4,947,790	110.36
Williamsburg North 6th Collection [3] (6 properties)	Lululemon, Madewell, On Running, Abercrombie and Fitch, Birkenstock, Patagonia	2024 2025	100.0%	47,365	—	—	47,365	100.0%	—%	—	100.0%	100.0%	7,032,801	148.48
991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,512	—	—	7,512	100.0%	—%	—%	100.0%	100.0%	3,679,704	489.84
Gotham Plaza	Bank of America, Footlocker, Apple Bank	2016	49.0%	—	—	25,931	25,931	—%	—%	76.4%	76.4%	83.9%	1,662,236	83.86
				252,014	34,614	88,822	375,450	93.9%	100.0%	93.1%	94.3%	97.1%	52,472,338	$148.19
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	$1,350,377	$138.40
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,165,526	226.11
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	$4,515,903	$190.09
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	—	2012	100.0%	20,669	—	—	20,669	21.9%	—%	—%	21.9%	21.9%	$309,692	$68.56
14th Street Collection (3 properties)	Verizon, Long and Foster, VSV Wine Bar, Tile Bar	2021	100.0%	19,077	—	—	19,077	76.4%	—%	—%	76.4%	76.4%	1,396,848	95.83
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.5%	93.5%	93.5%	1,957,308	36.30
M Street and Wisconsin Corridor (27 Properties) 4	Lululemon, Duxiana, Reformation, Glossier, Alo Yoga, Aritzia, Skims	2011 2016 2019	68.0%	262,412	—	—	262,412	83.1%	—%	—%	83.1%	94.2%	16,893,189	77.43
				302,158	25,134	32,533	359,825	78.5%	100.0%	88.5%	80.9%	89.0%	$20,557,036	$70.60

Supplemental Report June 30, 2025 – 27

Core Portfolio Retail Properties – Detail [1]

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	$321,953	$306.62
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	$321,953	$306.62

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022 2024	100.0%	53,099	31,635	—	84,734	83.6%	100.0%	—%	89.7%	89.7%	$3,035,999	$39.93

Total Street and Urban Retail				1,125,017	91,383	205,421	1,421,821	85.0%	100.0%	87.8%	86.4%	90.9%	$106,840,912	$87.01

Acadia Share Total Street and Urban Retail				1,036,632	91,383	192,196	1,320,212	85.2%	100.0%	88.6%	86.7%	90.8%	$100,235,738	$87.59

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD, Five Below	1998	100.0%	—	43,531	100,457	143,988	—%	100.0%	95.5%	96.9%	96.9%	$3,727,216	$26.72
Marketplace of Absecon	Walgreens, Dollar Tree, Aldi	1998	100.0%	—	46,724	57,832	104,556	—%	75.8%	80.4%	78.3%	78.3%	1,453,097	17.74

New York
Village Commons Shopping Center	Citibank, Ace Hardware	1998	100.0%	—	—	87,128	87,128	—%	—%	87.6%	87.6%	88.8%	2,702,151	35.39
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	86.8%	94.9%	96.1%	3,318,304	28.33
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,074,410	35.54
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club, O'Reilly Auto Parts	1998	49.0%	—	202,727	108,990	311,717	—%	93.9%	89.7%	92.4%	94.2%	9,530,903	33.09
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	241,746	16,643	258,389	—%	95.0%	100.0%	95.3%	95.3%	2,330,402	9.47
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	88.4%	97.6%	98.5%	1,607,631	15.45

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	56.3%	96.6%	96.6%	1,390,578	11.07
Crescent Plaza	Home Depot, Shaw's	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	93.4%	98.2%	99.3%	2,138,927	10.00
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,555,412	38.40

Vermont

Supplemental Report June 30, 2025 – 28

Core Portfolio Retail Properties – Detail [1]

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
The Gateway Shopping Center	Shaw's (Albertsons), Starbucks	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	96.7%	2,303,692	23.16

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	76.0%	88.5%	88.5%	1,197,535	13.67

Indiana
Merrillville Plaza	Dollar Tree, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	38.2%	88.1%	62.0%	83.3%	2,412,960	16.49

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	96.3%	98.7%	100.0%	4,305,051	18.56

Delaware
Town Center and Other (1 property)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	678,585	21,891	700,476	—%	100.0%	86.3%	99.6%	99.6%	12,440,800	17.84
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,422,242	33.54
Naamans Road	Jared Jewelers, American Red Cross	2006	100.0%	—	—	19,865	19,865	—%	—%	63.8%	63.8%	100.0%	711,939	56.14

Pennsylvania
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	956,954	6.12
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	993,248	27.22
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,363,586	23.01

Total Suburban Properties				—	2,693,054	1,015,810	3,708,864	—%	95.8%	89.8%	94.2%	96.1%	$64,645,199	$19.96

Acadia Share Total Suburban Properties				—	2,589,663	960,225	3,549,888	—%	95.9%	89.8%	94.3%	96.2%	$59,784,438	$19.34

Total Core Properties				1,125,017	2,784,437	1,221,231	5,130,685	85.0%	96.0%	89.4%	92.0%	94.7%	$171,486,111	$38.40

Acadia Share Total Core Properties				1,036,632	2,681,046	1,152,421	4,870,100	85.2%	96.1%	89.6%	92.2%	94.7%	$160,020,177	$37.78

1.
Excludes properties that are under development, redevelopment or pre-stabilized. For further detail, refer to the Development and Redevelopment Activity section of this Supplemental Report. The above in-place occupancy and rent figures reflects only spaces where leases have commenced. Leased occupancy includes both in-place leases and signed leases that have not yet commenced. ABR and ABR per square foot are based solely on in-place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded from ABR per square foot calculations.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.

Supplemental Report June 30, 2025 – 29

Core Portfolio – Top Tenants [1]
(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	6.8%	4.9%
J. Crew Group [3]	5	21,788	4,860,982	0.4%	2.8%
Lululemon	3	16,289	4,013,459	0.3%	2.3%
Dick's Sporting Goods, Inc	3	169,782	3,385,770	2.8%	2.0%
TJX Companies [4]	9	252,043	3,105,924	4.2%	1.8%
Walgreens	4	68,393	2,887,312	1.1%	1.7%
PetSmart, Inc.	4	76,257	2,794,473	1.3%	1.6%
Trader Joe's	3	40,862	2,628,360	0.7%	1.5%
Fast Retailing [5]	2	32,013	2,559,401	0.5%	1.5%
ALO Yoga	2	22,566	2,505,663	0.4%	1.5%
Albertsons Companies, Inc. [6]	2	123,409	2,061,142	2.0%	1.2%
Bob's Discount Furniture	2	68,793	2,027,670	1.1%	1.2%
Watches of Switzerland [7]	2	13,863	1,809,177	0.2%	1.1%
Royal Ahold [8]	2	103,125	1,711,582	1.7%	1.0%
Patagonia	2	15,526	1,640,837	0.3%	1.0%
Ulta Salon Cosmetics & Fragrance	3	31,497	1,550,756	0.5%	0.9%
Citibank	4	16,160	1,354,382	0.3%	0.8%
The Home Depot, Inc.	2	187,914	1,345,020	3.1%	0.8%
Gap, Inc. [9]	2	37,895	1,329,165	0.6%	0.8%
Michaels Stores, Inc.	2	45,285	1,283,810	0.7%	0.7%
TOTAL	61	1,752,355	$53,177,893	29.0%	31.1%

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Vuori (106 Spring), Lowe's (Brandywine), Kohl's (28 Jericho), Bang & Olufsen (121 Spring), Nordstrom Rack (State and Washington), and Vera Wang (991 Madison).
2.
Totals may not foot due to rounding.
3.
Madewell (4 locations), J.Crew Factory (1 location)
4.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
5.
Uniqlo (1 location), Theory (1 location)
6.
Shaw’s (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Stop and Shop (2 locations)
9.
Old Navy (2 locations)

Supplemental Report June 30, 2025 – 30

Core Portfolio – Lease Expirations
(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,977	0.2%	$46.98	0.1%	—	—	—%	$—	—%
2025 (Remainder)	8	22,977	2.6%	156.82	4.0%	3	109,904	4.7%	23.58	7.0%
2026	28	86,305	9.8%	135.25	12.8%	10	424,984	18.3%	10.78	12.5%
2027	26	77,690	8.8%	105.57	9.0%	4	140,838	6.1%	20.24	7.8%
2028	21	235,677	26.7%	63.20	16.4%	10	477,731	20.6%	12.22	15.9%
2029	26	77,049	8.7%	111.51	9.4%	13	440,142	19.0%	14.92	17.9%
2030	20	102,376	11.6%	94.10	10.6%	4	152,977	6.6%	22.29	9.3%
2031	6	38,026	4.3%	81.20	3.4%	2	50,566	2.2%	16.97	2.3%
2032	15	65,577	7.4%	164.36	11.8%	1	12,250	0.5%	21.96	0.7%
2033	26	92,635	10.5%	125.17	12.7%	1	28,881	1.2%	14.50	1.1%
2034	8	16,179	1.8%	107.94	1.9%	1	21,804	0.9%	11.25	0.7%
Thereafter	14	66,271	7.5%	107.94	7.9%	9	460,317	19.8%	19.87	24.9%
Total [2]	199	882,739	100.0%	$103.15	100.0%	58	2,320,394	100.0%	$15.85	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		153,893					105,736
Total Square Feet [2]		1,036,632					2,681,046

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	1	1,977	0.0%	$46.98	0.1%
2025 (Remainder)	23	80,953	7.8%	28.98	7.3%	34	213,834	5.0%	39.94	5.3%
2026	35	122,123	11.8%	26.66	10.1%	73	633,412	15.0%	30.80	12.2%
2027	36	136,781	13.2%	34.23	14.5%	66	355,309	8.4%	44.28	9.8%
2028	37	148,401	14.4%	35.16	16.2%	68	861,809	20.3%	30.11	16.2%
2029	32	131,388	12.7%	27.12	11.1%	71	648,579	15.3%	28.87	11.7%
2030	14	37,352	3.6%	38.10	4.4%	38	292,705	6.9%	49.42	9.0%
2031	15	81,283	7.9%	25.82	6.5%	23	169,875	4.0%	35.58	3.8%
2032	24	94,920	9.2%	33.26	9.8%	40	172,747	4.1%	82.23	8.9%
2033	21	85,791	8.3%	32.41	8.6%	48	207,307	4.9%	71.37	9.2%
2034	9	30,191	2.9%	29.25	2.7%	18	68,174	1.6%	42.17	1.8%
Thereafter	23	83,250	8.1%	33.46	8.7%	46	609,838	14.4%	31.30	11.9%
Total [2]	269	1,032,433	100.0%	$31.18	100.0%	526	4,235,566	100.0%	$37.78	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		119,988					379,618
Total Square Feet [2]		1,152,421					4,870,100

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report June 30, 2025 – 31

Core Portfolio – New and Renewal Rent Spreads [1]

	Quarter Ended				Year to Date
	March 31, 2025		June 30, 2025		June 30, 2025
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	3	3	3	3	6	6
GLA	18,769	18,769	6,039	6,039	24,808	24,808
New base rent	$78.60	$73.83	$176.24	$163.70	$102.37	$95.71
Previous base rent	$46.02	$46.41	$250.42	$285.02	$95.78	$104.49
Average cost per square foot	$18.80	$18.80	$131.75	$131.75	$46.29	$46.29
Weighted Average Lease Term (years)	4.8	4.8	7.5	7.5	5.5	5.5
Percentage growth in base rent	70.8%	59.1%	(29.6)%	(42.6)%	6.9%	(8.4)%

Renewal Leases
Number of renewal leases executed	13	13	22	22	35	35
GLA	96,232	96,232	162,226	162,226	258,458	258,458
New base rent	$30.93	$29.83	$63.21	$60.99	$51.19	$49.39
Expiring base rent	$24.70	$27.77	$58.50	$60.46	$45.92	$48.29
Average cost per square foot	$—	$—	$10.86	$10.86	$6.82	$6.82
Weighted Average Lease Term (years)	6.6	6.6	10.8	10.8	9.3	9.3
Percentage growth in base rent	25.2%	7.4%	8.1%	0.9%	11.5%	2.3%

Total New and Renewal Leases
Number of new and renewal leases executed	16	16	25	25	41	41
GLA commencing	115,001	115,001	168,265	168,265	283,266	283,266
New base rent	$38.71	$37.01	$67.27	$64.68	$55.67	$53.45
Expiring base rent	$28.18	$30.82	$65.39	$68.51	$50.29	$53.21
Average cost per square foot	$3.07	$3.07	$15.20	$15.20	$10.28	$10.28
Weighted Average Lease Term (years)	6.3	6.3	10.7	10.7	8.9	8.9
Percentage growth in base rent	37.4%	20.1%	2.9%	(5.6)%	10.7%	0.4%

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line (“GAAP”) basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. The previous (or expiring) rent reflects the amount at the time of lease expiration, while the new rent represents the amount payable at lease commencement.
(1)

Supplemental Report June 30, 2025 – 32

Core Portfolio – Capital Expenditures

	Quarter Ended		Year to Date
	March 31, 2025	June 30, 2025	June 30, 2025	December 31, 2024
Leasing Commissions	$1,343	$2,456	$3,799	$4,374
Tenant Improvements	4,881	10,014	14,895	8,496
Maintenance Capital Expenditures	1,021	1,752	2,773	7,873
Total Capital Expenditures	$7,245	$14,222	$21,467	$20,743

Supplemental Report June 30, 2025 – 33

Fund Overview

I. KEY METRICS	Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,035.1	Million
Acadia's Commitment	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$644.0	Million
Acadia's Pro-Rata Share	61.7	% [2]	24.5%		23.1%		20.1%		31.6%
Acadia's Promoted Share [1]	69.4%		39.6%		38.5%		36.1%		45.3%
Preferred Return	8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$559.4	Million	$448.6	Million	$506.0	Million	$478.8	Million	$1,992.8	Million
Cumulative Net Distributions [3]	$172.9	Million	$603.5	Million	$221.4	Million	$162.8	Million	$1,160.6	Million
Net Distributions/Contributions	30.9%		134.5%		43.8%		34.0%		58.2%
Unfunded Commitment [4]	$0.0	Million	$1.4	Million	$24.0	Million	$41.2	Million	$66.6	Million
Investment Period Closes	Closed		Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management	Fund II & III		0%
Asset Management [5]	Fund IV		0.75% of Implied Capital
Asset Management [5]	Fund V		1.25% of Implied Capital
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

1.
Acadia’s “Promoted Share” reflects Acadia's share of fund profits after all partners (including Acadia) have received a full return of their cumulative contributions plus their preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80% of profits.
2.
The additional contributions to Fund II beyond its original Fund Size reflects prior-period distributions that were re-contributed in 2016, 2020, 2021 and 2022. These funds supported the on-going redevelopment of existing Fund II investments and included an incremental $172 million of capital contributed in connection with the City Point recapitalization. City Point is the sole remaining asset in Fund II.
3.
All returns and distributions referenced are presented net of fees and promote.
4.
Unfunded Commitments are reserved for completing leasing and development activities at existing fund investments. These amounts may not equal the difference between Fund Size and Cumulative Contributions due to factors such as recallable distributions, the end of the investment period, or accelerated asset sales that result in released commitments.
5.
Implied Capital refers to the Fund Size less capital allocated to investments that have been sold or released.

Supplemental Report June 30, 2025 – 34

Investment Management Retail Properties – Detail [1]

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Sephora, Basis Schools, Alamo Drafthouse, Trader Joe's, Lululemon	2007	94.2%	—	330,448	205,966	536,414	—%	100.0%	44.4%	78.7%	86.5%	$20,058,572	$47.54

Total - Fund II				—	330,448	205,966	536,414	—%	100.0%	44.4%	78.7%	86.5%	$20,058,572	$47.54

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	─	2012	100.0%	4,547	—	—	4,547	93.4%	—%	—%	93.4%	93.4%	$1,158,550	$272.79
Total - Fund III				4,547	—	—	4,547	93.4%	—%	—%	93.4%	93.4%	$1,158,550	$272.79

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	100.0%	—%	—%	100.0%	100.0%	$300,000	$118.95
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,125,853	252.12
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,125,346	147.41

BOSTON
Massachusetts
Restaurants at Fort Point	Santander Bank	2016	100.0%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	224,438	157.50

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,092,896	15.28

Supplemental Report June 30, 2025 – 35

Investment Management Retail Properties – Detail [1]

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Warby Parker, Kendra Scott, Starbucks, Lululemon	2014	100.0%	94,693	—	—	94,693	93.3%	—%	—%	93.3%	93.3%	3,461,323	39.19

WEST
California
Union and Fillmore Collection (1 property)	Bonobos	2015	90.0%	1,044	—	—	1,044	100.0%	—%	—%	100.0%	100.0%	82,500	79.02

Total - Fund IV				136,751	55,000	105,448	297,199	80.0%	100.0%	77.7%	82.9%	82.9%	$9,412,356	$38.21

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	99.7%	99.9%	99.9%	$4,303,243	$19.22

Texas
Wood Ridge Plaza	Skechers, Diamonds Direct, Office Depot	2022	90.0%	—	—	217,273	217,273	—%	—%	85.1%	85.1%	85.1%	4,687,698	25.37
La Frontera Village	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,619	330,930	534,549	—%	100.0%	92.0%	95.0%	96.3%	7,834,402	15.42

MIDWEST
Michigan
New Towne Center	Kohl's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	75.7%	95.6%	80.4%	81.5%	1,920,347	12.53
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	97.1%	98.3%	98.3%	5,256,120	19.79

NORTHEAST
Maryland
Frederick County (1 property)	Lidl, Advance Auto, Starbucks	2019	90.0%	—	90,053	146,454	236,507	—%	56.6%	84.0%	73.6%	75.8%	3,425,545	19.68

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	165,877	295,817	—%	100.0%	93.0%	96.1%	96.9%	4,357,330	15.33

Supplemental Report June 30, 2025 – 36

Investment Management Retail Properties – Detail [1]

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
New Jersey
Midstate	ShopRite, Best Buy, Ross Dress for Less, PetSmart	2021	100.0%	—	270,423	122,466	392,889	—%	100.0%	83.0%	94.7%	95.3%	7,276,219	19.55

New York
Shoppes at South Hills	ShopRite, Ashley Furniture	2022	90.0%	—	416,804	96,104	512,908	—%	80.7%	58.2%	76.5%	76.5%	4,805,125	12.24
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	68,324	399,198	—%	100.0%	86.1%	97.6%	99.2%	5,604,599	14.38

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	98.5%	99.6%	99.6%	4,432,591	11.98

Rhode Island
Lincoln Commons	Stop & Shop (Ahold), Marshalls, HomeGoods	2019	100.0%	—	155,279	305,534	460,813	—%	100.0%	95.7%	97.1%	97.1%	6,126,463	13.69

Vermont
Maple Tree Place [4]	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy	2023	100.0%	—	246,738	150,040	396,778	—%	100.0%	87.5%	95.3%	96.8%	7,349,884	19.44

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington, Ross Dress for Less	2019	100.0%	—	87,883	295,376	383,259	—%	100.0%	94.6%	95.9%	98.2%	7,785,674	21.19

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,480	171,721	—%	100.0%	96.4%	97.9%	97.9%	3,603,945	21.43
Cypress Creek	Hobby Lobby, Total Wine, HomeGoods	2023	100.0%	—	167,978	71,678	239,656	—%	100.0%	95.1%	98.5%	100.0%	5,121,664	21.69

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	87.0%	96.1%	96.8%	4,645,263	12.70

Supplemental Report June 30, 2025 – 37

Investment Management Retail Properties – Detail [1]

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	92.4%	79.0%	89.6%	89.6%	3,945,040	9.50

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	215,397	347,966	—%	100.0%	96.2%	97.7%	98.6%	6,318,061	18.59
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	210,139	153,252	363,391	—%	100.0%	96.7%	98.6%	100.0%	4,949,068	13.81

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	100.0%	100.0%	100.0%	5,449,481	22.51

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,895	140,513	372,408	—%	100.0%	92.3%	97.1%	97.9%	4,071,021	11.26

Total - Fund V				—	4,185,218	3,282,760	7,467,978	—%	95.6%	91.3%	93.7%	94.5%	$113,268,783	$16.18

Other Co-investment Vehicles Detail [5]

NORTHEAST
New York
Shops at Grand Avenue	Stop & Shop (Ahold), Starbucks	2024	5.0%	—	52,336	47,501	99,837	—%	100.0%	78.3%	89.7%	89.7%	$3,285,171	$36.70
SOUTHEAST
Florida
Walk at Highwoods Preserve	HomeGoods, Michaels	2024	20.0%	—	80,894	56,862	137,756	—%	100.0%	88.2%	95.1%	95.1%	2,651,111	20.23
Pinewood Square	TJ Maxx, Ross Dress for Less, Five Below	2025	100.0%	—	113,359	90,643	204,002	—%	100.0%	98.5%	99.4%	99.4%	4,847,164	23.92

Supplemental Report June 30, 2025 – 38

Investment Management Retail Properties – Detail [1]

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
WEST
Nevada
LINQ Promenade	Yard House, Brooklyn Bowl, I Love Sugar, Starbucks, Welcome to Las Vegas, In-N-Out Burger	2024	15.0%	—	—	182,926	182,926	—%	—%	96.2%	96.2%	99.6%	14,497,152	82.35
Total - Other Co-investment Vehicles				—	246,589	377,932	624,521	—	100.0%	93.3%	96.0%	96.9%	$25,280,598	$42.18

TOTAL INVESTMENT MANAGEMENT PROPERTIES				141,298	4,817,255	3,972,106	8,930,659	80.4%	96.2%	88.7%	92.6%	93.8%	$169,178,859	$20.46

Acadia Share of Total Investment Management Properties				32,709	1,148,321	909,668	2,090,698	80.4%	97.0%	85.7%	91.8%	93.6%	$43,842,108	$22.84

1.
Excludes properties currently under development. For details, refer to Development and Redevelopment Activity section of this Supplemental Report. The above in-place occupancy and rent figures reflect only those spaces where leases have commenced. Leased occupancy includes both in-place occupancy and signed leases that have not yet commenced. ABR and ABR per square foot are based on in-place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 square feet of 2nd floor office space and a 29,760 square foot parking garage (13 spaces).
4.
Property also includes 93,259 square feet of office space.
5.
Ownership percentages for other co-investment vehicles are presented at our pro rata share.

Supplemental Report June 30, 2025 – 39

Investment Management Lease Expirations
(Pro-Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2025 (Remainder)	1	2,353	1.0%	175,815	74.73	1.5%	—	—	—%	—	—	—%
2026	2	3,115	1.3%	312,746	100.40	2.7%	—	—	—%	—	—	—%
2027	3	15,292	6.2%	1,246,815	81.53	10.7%	1	306	29.4%	77,741	254.05	27.3%
2028	1	552	0.2%	120,863	219.00	1.0%	—	—	—%	—	—	—%
2029	1	580	0.2%	91,368	157.59	0.8%	1	177	17.0%	43,413	245.36	15.3%
2030	—	—	—%	—	—	—%	1	226	21.7%	57,142	252.55	20.1%
2031	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2032	2	74,323	30.3%	928,816	12.50	8.0%	—	—	—%	—	—	—%
2033	3	18,877	7.7%	897,049	47.52	7.7%	—	—	—%	—	—	—%
2034	4	4,968	2.0%	534,820	107.66	4.6%	1	173	16.6%	47,117	271.57	16.6%
Thereafter	9	125,076	51.0%	7,344,362	58.72	63.0%	2	160	15.3%	58,896	369.23	20.7%
Total [2]	26	245,134	100.0%	$11,652,654	$47.54	100.0%	6	1,042	100.0%	$284,308	$272.79	100.0%

		66,485	Total Vacant [2]					74	Total Vacant [2]
		311,620	Total Square Feet [2]					1,116	Total Square Feet [2]

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	5	1,103	0.1%	$26,619	$24.14	—%
2025 (Remainder)	5	2,197	4.1%	587,392	267.35	27.6%	45	63,626	4.7%	1,219,353	19.16	6.0%
2026	2	731	1.4%	63,021	86.26	3.0%	95	121,314	8.9%	2,348,019	19.35	11.0%
2027	5	3,245	6.0%	187,791	57.86	8.8%	91	204,538	15.0%	2,763,734	13.51	13.0%
2028	5	3,631	6.8%	104,668	28.83	4.9%	89	173,870	12.8%	3,274,343	18.83	15.0%
2029	4	14,941	27.8%	359,337	24.05	16.9%	97	214,170	15.7%	3,375,788	15.76	15.0%
2030	2	664	1.2%	42,474	63.94	2.0%	60	180,465	13.3%	2,551,492	14.14	12.0%
2031	3	1,488	2.8%	124,004	83.35	5.8%	31	67,752	5.0%	1,000,609	14.77	5.0%
2032	4	19,666	36.6%	402,555	20.47	18.9%	34	74,981	5.5%	1,210,684	16.15	5.0%
2033	3	4,874	9.1%	113,423	23.27	5.3%	33	78,410	5.8%	1,280,277	16.33	6.0%
2034	3	1,199	2.2%	52,355	43.66	2.5%	41	90,042	6.6%	1,523,624	16.92	7.0%
Thereafter	2	1,125	2.1%	88,821	78.93	4.2%	34	89,866	6.6%	1,488,545	16.56	5.0%
Total [2]	38	53,760	100.0%	$2,125,841	$39.54	100.0%	655	1,360,135	100.0%	$22,063,086	$16.22	100.0%

		11,218	Total Vacant [2]					88,865	Total Vacant [2]
		64,979	Total Square Feet [2]					1,448,999	Total Square Feet [2]

Supplemental Report June 30, 2025 – 39

Investment Management Lease Expirations (Continued)
(Pro-Rata Basis)

	OTHER CO-INVESTMENT VEHICLES						TOTAL INVESTMENT MANAGEMENT
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	5	1,103	0.1%	$26,619	$24.14	0.1%
2025 (Remainder)	9	8,954	3.4%	401,449	44.83	5.2%	60	77,130	4.0%	2,384,009	30.91	5.4%
2026	10	23,818	9.2%	707,086	29.69	9.2%	109	148,977	7.8%	3,430,871	23.03	7.8%
2027	21	37,628	14.5%	1,139,189	30.27	14.8%	121	261,010	13.6%	5,415,270	20.75	12.4%
2028	21	78,810	30.3%	1,627,329	20.65	21.1%	116	256,862	13.4%	5,127,202	19.96	11.7%
2029	23	36,151	13.9%	2,034,782	56.28	26.4%	126	266,019	13.9%	5,904,687	22.20	13.5%
2030	12	37,029	14.3%	829,849	22.41	10.8%	75	218,385	11.4%	3,480,956	15.94	7.9%
2031	2	2,038	0.8%	139,298	68.34	1.8%	36	71,278	3.7%	1,263,911	17.73	2.9%
2032	1	1,945	0.7%	68,075	35.00	0.9%	41	170,914	8.9%	2,610,130	15.27	6.0%
2033	6	25,118	9.7%	539,194	21.47	7.0%	45	127,278	6.6%	2,829,943	22.23	6.5%
2034	6	7,999	3.1%	221,297	27.66	2.9%	55	104,381	5.4%	2,379,214	22.79	5.4%
Thereafter	1	287	0.1%	8,670	30.17	0.1%	48	216,514	11.3%	8,989,295	41.52	20.5%
Total [2]	112	259,778	100.0%	7,716,218	$29.70	100.0%	837	1,919,850	100.0%	$43,842,108	$22.84	100.0%

		4,206	Total Vacant [2]					170,848	Total Vacant [2]
		263,984	Total Square Feet [2]					2,090,698	Total Square Feet [2]

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report June 30, 2025 – 40

Development and Redevelopment Activity

					Acadia's Pro-rata Share (in millions)
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs prior to development / redevelopment	Incurred costs since development / redevelopment	Total Costs to Date	Estimated Future Range		Estimated Total Range
CORE

Development:
Henderson Avenue Expansion [1]	100.0%	Dallas, TX	2027/2028	176,000	$23.1	$39.7	$62.8	$5.7	$105.7	$68.5	$168.5

Redevelopment:
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	141.7	14.9	156.6	10.1	20.1	166.7	176.7
840 N. Michigan Avenue	94.4%	Chicago, IL	TBD	87,000	156.4	0.2	156.6	TBD	TBD	TBD	TBD
Brandywine Holdings	100.0%	Wilmington, DE	2026	138,000	24.0	0.3	24.3	9.8	11.8	34.1	36.1
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	18.6	—	18.6	TBD	TBD	TBD	TBD
Mark Plaza	100.0%	Edwardsville, PA	TBD	107,000	3.7	—	3.7	TBD	TBD	TBD	TBD
Bedford Green	100.0%	Bedford Hills, NY	TBD	91,000	50.7	—	50.7	TBD	TBD	TBD	TBD
Total Core Redevelopment					$395.1	$15.4	$410.5	$19.9	$31.9	$200.8	$212.8

Total Core Development and Redevelopment					$418.2	$55.1	$473.3	$25.6	$137.6	$269.3	$381.3

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	2026/2027	TBD	$3.0	$5.1	$8.1	TBD	TBD	TBD	TBD

Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	26.9	0.9	27.8	TBD	TBD	TBD	TBD
Total Investment Management Development and Redevelopment					$29.9	$6.0	$35.9	$—	$—	$—	$—

Total Core and Investment Management Development and Redevelopment					$448.1	$61.1	$509.2	$25.6	$137.6	$269.3	$381.3

Supplemental Report June 30, 2025 – 41

Development and Redevelopment Activity

Pre-Stabilized:
City Point (Fund II)	61.7%	Brooklyn, NY	2025/2026	536,198
210 Bowery (Fund IV)	23.1%	New York, NY	2025	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2025	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2025	4,177
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2025	7,634
651-671 West Diversey (Core)	100.0%	Chicago, IL	2026/2027	40,000
Route 6 Mall (Core)	100.0%	Honesdale, PA	2026	154,000
Mad River (Core)	100.0%	Dayton, OH	2027	126,000
664 N. Michigan Avenue (Core)	100.0%	Chicago, IL	2026	17,000
2323-2409 Henderson Avenue (Core)	100.0%	Dallas, TX	2026	38,500
City Center (Core)	100.0%	San Francisco, CA	2026	241,000
85 5th Avenue (Core)	100.0%	New York, NY	2025	13,000
97 North 6th Street (Core)	100.0%	Brooklyn, NY	2025	9,250

1.
The Company intends to partner with Ignite-Rebees DevCo LLC, and expects to retain a controlling 95% interest.

Supplemental Report June 30, 2025 – 42

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of depreciable real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Supplemental Report June 30, 2025 – 43

Important Notes

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Supplemental Report June 30, 2025 – 44